June __, 2010
YA Corn Oil Systems, LLC
c/o Yorkville Advisors, LLC
101 Hudson Street, Suite 3700
Jersey City, New Jersey 07302
Attn:           Troy J. Rillo, Manager

Re:	AGREEMENT TO ACCEPT COLLATERAL IN
SATISFACTION OF OBLIGATION

Dear Mr. Rillo:

Reference is made to (i) that certain Secured Demand Note dated June ___, 2010 (the “Note”) made by GS COES (Yorkville I), LLC (the “Debtor”) payable to YA Global Investments, L.P. (“YA Global”), and assigned to YA Corn Oil Systems, LLC (the “Secured Party”), in the original principal amount of $10,000,000 (the “Note”), (ii) that certain Security Agreement dated as of June __, 2010 (the “Security Agreement”) by and between the Debtor and YA Global, and assigned to the Secured Party; and (iii) that certain Guaranty Agreement dated as of June __, 2010 (the “Guaranty”, and together with the Note and the Security Agreement, the “COES Financing Documents”) executed and delivered by certain of the Debtor’s affiliates (jointly, severally, and collectively, the “Obligors”) to YA Global and assigned to the Secured Party.  Capitalized terms used and not defined herein shall have the meanings given thereto in the Security Agreement.

The Obligors hereby acknowledge and agree that one or more defaults and/or Events of Default have occurred and are continuing under the terms and conditions of the COES Financing Documents (the “Existing Defaults”).  In addition, the Note is payable on demand.  The Secured Party has notified the Obligors that it intends to exercise certain of its rights and remedies as a secured creditor, as such rights are set forth in the COES Financing Documents and under the Uniform Commercial Code.  Specifically, the Secured Party has indicated that it intends, subject to certain conditions, to accept the Collateral owned by the Debtor in satisfaction of the Debt (as defined below) (the “Acceptance”).

Accordingly, for good and valuable consideration, the sufficiency and receipt of which is hereby acknowledged, the Secured Party and the Obligors agree as follows:
1.
The Secured Party’s agreements contemplated herein, shall not be effective unless and until each of the following conditions precedent have been fulfilled, all as determined by the Secured Party in its sole and exclusive discretion:

a.
The Secured Party shall be satisfied that all required notices and consents have been made pursuant to the provisions of Section 9-620 and 9-621 of the Uniform Commercial Code and that no party entitled to notice thereunder has provided the Secured Party with any notice of objection respecting the acceptance of the Collateral pursuant to said provisions of the Uniform Commercial Code.

b.
The transfer and assignment to the Debtor of all contracts and agreements held by GS Cleantech Corporation (“Cleantech”) with respect to the COES Systems (as defined in the attached Schedule I) free and clear of all liens and encumbrances, except those in favor of YA Global;

c.
The Secured Party shall have received a schedule from each of the owners of the ethanol plants in which the COES Systems are located, which sets forth the payoff amounts for any debt owed by the Debtor, CleanTech, or any of their affiliates to each respective owner;

d.	The Secured Party shall have received the results of lien searches which are acceptable to the Secured party in all respects;
e.
The Secured Party shall have received agreements from the owners of the ethanol plants in which the COES Systems are located in a form and of a nature acceptable to the Secured Party in all respects regarding the continued operation of such plants and for the repayment of any debt owed by the Debtor, CleanTech, or any of their affiliates to each respective owner;

f.	The Secured Party shall have received a fully-executed management agreement from Greenshift Corporation in the form attached hereto as Exhibit “A”;
g.
The Secured Party shall have completed due diligence with respect to the Collateral and any other matters that the Secured Party deems relevant to this transaction, including review of client and supplier relationships and contract terms (including confirmation that (a) the contracts for the COES Systems listed as numbers 1 – 3 in the definition of Collateral include the right to purchase corn oil at a rate equal to 53% diesel spot, and (b) the contract for the COES System located in Lakota, Iowa includes the right to purchase corn oil at a rate equal to 76% diesel spot), books and records, and the Secured Party shall be satisfied with the results of such due diligence in its sole and exclusive discretion;

h.
All action on the part of the Obligors necessary for the valid execution, delivery and performance by the Obligors of this Agreement shall have been duly and effectively taken and evidence thereof satisfactory to the Secured Party shall have been provided to the Secured Party; and

i.
This Agreement, and all documents, instruments, and agreements required to be delivered by the terms of this Agreement, shall be executed and delivered to the Secured Party by the parties thereto, shall be in full force and effect and shall be in a form and of a substance satisfactory to the Secured Party.

2.
Each of the Obligors acknowledges and agrees that the Acceptance shall be effective June [__], 2010 (the “Effective Date”), unless the Secured Party receives an objection signed or authenticated by any other person, other than Debtor or other Obligors (which have consented to the Acceptance by executing a copy of this Agreement), holding an interest in the Collateral which is subordinate to the Secured Party’s interest or any secondary obligor of the Debt on or before the Effective Date; provided, however, that the Acceptance may, at the Secured Party’s option, be effective earlier than the Effective Date if the Secured Party receives authenticated consents to the Acceptance from all such parties on or before the Effective Date.

3.
Each of the Obligors hereby: (i) ratifies, confirms, and reaffirms each of the terms and conditions of the COES Financing Documents; and (ii) acknowledges and agrees that the Existing Defaults have occurred and are continuing under the COES Financing Documents, and that such defaults and/or Events of Default cannot be cured.  Neither the provisions of this letter agreement nor any actions taken or not taken pursuant to the terms of this letter agreement shall constitute a modification or novation of any of the COES Financing Documents, all of which, except as expressly stated herein, remain in full force and effect in accordance with their respective terms.

4.
Each of the Obligors hereby acknowledges and agrees that the Obligors are jointly and severally indebted to the Secured Party in the sum of not less than $10,000,000 plus interest accruing upon the principal balance of the Note, and all costs, expenses, costs of collection (including attorneys’ fees and expenses), fees, applicable redemption premiums, liquidated damages, and other amounts (collectively, the “Debt”), and that the Debt is secured by the Collateral.

5.
Each of the Obligors hereby acknowledges and agrees that they have received the Secured Party’s Proposal to Accept Collateral in Satisfaction of Obligation in the form attached hereto as Exhibit “B” annexed hereto and incorporated herein (the “Secured Party’s Proposal”), pursuant to which the Secured Party has proposed to accept the Collateral in satisfaction of the Debt.

6.	In connection with the Secured Party’s Proposal, each of the Obligors hereby:
(a)	Acknowledges and agrees that they each remain jointly, severally, and unconditionally liable for all amounts owed under the COES Financing Documents;
(b)
WAIVES any notice regarding the Acceptance to which it may have been entitled under the terms and conditions of the COES Financing Documents, the Uniform Commercial Code, or otherwise.  Notwithstanding the foregoing, each of the Obligors acknowledges and agrees that it has received full and timely notice of the Secured Party’s intention to accept the Collateral and that such notice was reasonable and sufficient in all respects;

(c)	Acknowledges and agrees that it has carefully reviewed the terms and conditions of the Secured Party’s Proposal and has determined that:
(i)
The Secured Party’s Proposal is reasonable and sufficient and complies in all respects with the terms and conditions of the COES Financing Documents and with Sections 9-620 and 9-621 of the Uniform Commercial Code;

(ii)
The value of $10,000,000, plus all accrued and unpaid interest and costs and expenses due under the Note (collectively, the “Stipulated Value Amount”) for the Collateral set forth in the Lender’s Proposal and which will be (subject to the provisions of Section 7 below), upon acceptance of the Secured Party’s Proposal, applied in full satisfaction of the Debt, is a fair, reasonable, and sufficient value for the Collateral and, in any event, is in an amount in excess of that which would otherwise be received if the Secured Party conducted a secured party sale of the Collateral under the Uniform Commercial Code; and

(iii)	It is in the best interests of each of the Obligors, respectively, to accept the Secured Party’s Proposal and otherwise to enter into this letter agreement;
(d)
Irrevocably consents to, and accepts, the Secured Party’s Proposal and agrees that on the Effective Date, the Collateral shall immediately vest fully in the Secured Party, free and clear of all liens and other encumbrances, in accordance with the provisions of Sections 9-620 and 9-621 of the Uniform Commercial Code;

(e)
Acknowledges and agrees that the Secured Party shall apply the Stipulated Value Amount in full satisfaction of the Debt in such order and manner determined by the Secured Party in its sole and exclusive discretion;

(f)
Acknowledges and agrees that neither the provisions of this letter agreement, nor the surrender of the Collateral, shall release any Obligor (including without limitation, the Debtor) from any of its obligations and liabilities to YA Global;

(g)	WAIVES any right to redeem the Collateral;
(h)
Acknowledges and agrees that the Secured Party may, from time to time and at any time hereafter: (i) exercise any and all of its rights and remedies necessary or desirable to vest more securely title of the Collateral to and in the Secured Party pursuant to this letter agreement, the other COES Financing Documents, the Uniform Commercial Code, and other applicable law; and (ii) exercise any and any and all of its rights and remedies as a secured creditor pursuant to the COES Financing Documents, the Uniform Commercial Code, and other applicable law;

(i)
The COES Financing Documents and all of the claims, rights, and other Obligations evidenced thereby have been assigned by YA Global to the Secured Party pursuant to a certain Non-Recourse Assignment of even date herewith (the “Non-Recourse Assignment”), a copy of which Non-Recourse Assignment has been provided to the Obligors in connection with the execution and delivery of this Agreement;

(j)
Each Obligor has consented (and does hereby ratify and confirm such consent) to the assignment of the COES Financing Documents by YA Global to the Secured Party pursuant to the Non-Recourse Assignment;

(k)
Each Obligor hereby ratifies, confirms, restates, and reaffirms the terms and conditions of the COES Financing Documents and ratifies, confirms, restates, reaffirms and remakes as of the date hereof for the benefit of the Secured Party, the representations and warranties contained therein, and the respective Obligations of the Obligors to the Secured Party thereunder;

(l)	That each of YA Global and the Secured Party have fully performed its respective obligations to the Obligors under the COES Financing Documents;
(m)
Acknowledges and agrees that each of the Obligors shall at all times: (i) cooperate fully with the transfer of the Collateral to the Secured Party in accordance with the terms hereof; and (ii) render all such reasonable assistance as the Secured Party may request in connection therewith, including, without limitation, executing such confirmatory assignments, instruments, and agreements as the Secured Party may reasonably request to further evidence the transfer of the Collateral to the Secured Party or further vest the title of the Collateral to and in the Secured Party.  Notwithstanding the foregoing, each of the Obligors expressly acknowledges and agrees that upon the Effective Date, the Acceptance shall be immediately effective to fully transfer all right, title, and interest of the Debtor in and to the Collateral to the Lender, without the necessity of the execution and delivery of any other or further instruments, documents, or agreements and/or notwithstanding any failure on the part of the Obligors or any other person to deliver any other instruments, documents, or agreements evidencing the Collateral to the Secured Party;

(n)
Each of the Obligors hereby grants to the Secured Party or the Secured Party’s designee, as of the date hereof, all rights of possession in and to the Collateral.  This letter agreement also serves as an authorization to any employee of the Obligors or any third party to grant the Secured Party or, and each of the Obligors hereby grants the Secured Party or its designee, full and complete access to any premises where the Collateral is located to allow the Secured Party or its designee to take possession of any such Collateral in order to enforce the Secured Party’s rights and remedies in accordance with the COES Financing Documents and applicable law.  In addition, the Secured Party or its designee may designate a custodian who shall have the right, among other things, to change the locks on all gates and doors providing access to such premises or the Collateral.  Each of the Obligors knowingly and intelligently WAIVES any rights it may have to notice and a hearing before a court of competent jurisdiction in conjunction with the matters set forth in this letter agreement and consents to the Secured Party’s or the Secured Party’s designee’s entry on the premises where the aforesaid Collateral is located for the purposes set forth herein.

7.
Each of the Obligors hereby acknowledges and agrees that it has no offsets, defenses, claims, or counterclaims against the Secured Party, and its manager, and each of their respective agents, servants, attorneys, advisors, officers, directors, employees, affiliates, representatives, investors, partners, members, managers, predecessors, successors, and assigns with respect to the COES Financing Documents, the Obligors’ obligations under, or relating to, the COES Financing Documents, the negotiation of this letter agreement, the Acceptance or otherwise, and that if such Obligor now has, or ever did have, any offsets, defenses, claims, or counterclaims against the Secured Party, its manager, and each of their respective agents, servants, attorneys, advisors, officers, directors, employees, affiliates, representatives, investors, partners, members, managers, predecessors, successors, and assigns, whether known or unknown, at law or in equity, from the beginning of the world through this date and through the time of execution of this letter, all of them are hereby expressly WAIVED, and each of the Obligors hereby RELEASES the Secured Party, its manager, and each of their respective agents, servants, attorneys, advisors, officers, directors, employees, affiliates, representatives, investors, partners, members, managers, predecessors, successors, and assigns from any liability therefor.

This letter shall be construed in accordance with the laws of the State of New Jersey, is intended to take effect as a sealed instrument, has been executed by each Obligor after consultation with independent counsel of its own selection, and is executed as of the date first set forth above.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

This letter agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

Very truly yours,

GS COES (YORKVILLE I), LLC

By:_________________________
Name:           Kevin Kreisler
Title:           Managing Member

ACKNOWLEDGED AND AGREED:

YA CORN OIL SYSTEMS, LLC

By:____________________________
Name:             Troy Rillo
Title:             Manager

[Signature Page to Acceptance Agreement]
[Signatures Continued on Following Page]

_________________________________
Kevin Kreisler, Individually

VIRIDIS CAPITAL LLC

By_______________________________
Name:           Kevin Kreisler
Title:             Managing Member

GREENSHIFT CORPORATION (f/k/a GS CleanTech Corporation)

By_______________________________
Name:           Kevin Kreisler
Title:             Chairman

GS CLEANTECH CORPORATION (f/k/a GS Ethanol Technologies, Inc.)

By_______________________________
Name:           Kevin Kreisler
Title:             Chairman

GS COES (YORKVILLE I), LLC

By_______________________________
Name:           Kevin Kreisler
Title:             Managing Member

GS CARBON DIOXIDE TECHNOLOGIES, INC.

By_______________________________
Name:           Kevin Kreisler
Title:             Chairman

GS GLOBAL BIODIESEL, LLC

By_______________________________
Name:           Kevin Kreisler
Title:             Managing Member

GS AGRIFUELS CORPORATION

By_______________________________
Name:           Kevin Kreisler
Title:             Chairman

NEXTGEN ACQUISITION, INC.

By_______________________________
Name:           Kevin Kreisler
Title:             Chairman

NEXTGEN FUEL INC.

By_______________________________
Name:           Kevin Kreisler
Title:             Chairman

SUSTAINABLE SYSTEMS, INC.

By_______________________________
Name:           Kevin Kreisler
Title:             Chairman

SUSTAINABLE SYSTEMS LLC

By_______________________________
Name:           Kevin Kreisler
Title:             Managing Member

GS DESIGN, INC. (f/k/a Warnecke Design Service, Inc.)

By_______________________________
Name:           Kevin Kreisler
Title:             Chairman

GS RENTALS LLC (f/k/a Warnecke Rentals, LLC)

By_______________________________
Name:           Kevin Kreisler
Title:             Managing Member

[Signature Page to Acceptance Agreement]
[Signatures on following page]

ECOSYSTEM TECHNOLOGIES, LLC

By_______________________________
Name:         Kevin Kreisler
Title:           Managing Member

GS BIG MANAGEMENT, LLC

By_______________________________
Name:         Kevin Kreisler
Title:           Managing Member

GS COES (ADRIAN I), LLC

By_______________________________
Name:         Kevin Kreisler
Title:           Managing Member

GS TECHNOLOGY, LLC

By_______________________________
Name:         Kevin Kreisler
Title:           Managing Member